UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

Mistras Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34481	22-3341267
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

195 Clarksville Road
Princeton Junction,	New Jersey	08550
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (609) 716-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its 2023 Annual Shareholders Meeting on May 22, 2023. Shareholders elected the eight nominees to the Board of Directors for one-year terms, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023, approved the Company’s executive compensation programs, and approved the Board of Director’s recommendation of one year as the frequency for holding an advisory shareholder vote on executive compensation. These were the only matters voted upon at the meeting. The voting results are set forth below.

1. The eight nominees for election to the Board of Directors were elected based upon the following votes:

Nominee	Votes For	Withheld	Broker Non Votes
Dennis Bertolotti	23,316,663	634,665	3,190,294
Nicholas DeBenedictis	23,398,554	552,774	3,190,294
James J. Forese	22,828,178	1,123,150	3,190,294
Richard H. Glanton	22,053,655	1,897,673	3,190,294
Michelle J. Lohmeier	23,399,267	552,061	3,190,294
Charles P. Pizzi	22,552,567	1,398,761	3,190,294
Manuel N. Stamatakis	21,944,301	2,007,027	3,190,294
Sotirios J. Vahaviolos	23,204,956	746,372	3,190,294

2. The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023 was ratified based upon the following votes:

Number of Votes
Votes for approval	27,097,783
Votes against	38,703
Abstentions	5,136
There were no broker non-votes for this item.

3. Advisory vote on the Company’s executive compensation was approved based upon the following votes:

Number of Votes
Votes for approval	23,245,163
Votes against	467,887
Abstentions	238,278
Broker Non-votes	3,190,294

4. Shareholders approved the Board of Director’s recommendation of one year as the frequency of an advisory shareholder vote on the Company’s executive compensation based upon the following votes:

Number of Votes
One year	22,732,148
Two years	26,873
Three years	977,898
Abstentions	214,409

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MISTRAS GROUP, INC.

Date: May 24, 2023	By:	/s/ Michael C. Keefe
		Name:	Michael C. Keefe
		Title:	Executive Vice President, General Counsel and Secretary

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